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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 16, 2008

                             JPMORGAN CHASE & CO.
              (Exact Name of Registrant as Specified in Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

                001-05805                               13-2624428
         (Commission File Number)           (IRS Employer Identification No.)

             270 Park Avenue,
               New York, NY                               10017
 (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

On March 16, 2008, JPMorgan Chase & Co. ("JPMorgan Chase" or the "Firm") entered into an Agreement and Plan of Merger with The Bear Stearns Companies Inc. ("BSC"), dated March 16, 2008, as amended March 24, 2008. Certain financial information for BSC and pro forma combined financial information are attached as Exhibits hereto.

Forward-Looking Statements

   This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between JPMorgan Chase and BSC, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

   The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule, and any changes to regulatory agencies' outlook on, responses to and actions and commitments taken in connection with the merger and the agreements and arrangements related thereto; the extent and duration of continued economic and market disruptions; adverse developments in the business and operations of BSC, including the loss of client, employee, counterparty and other business relationships; the failure of BSC stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain business and operational relationships; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits 99.1, 99.2, 99.4, 99.5 and 99.6 shall not be deemed filed with respect to the Firm's Registration Statements other than the Firm's Registration Statement on Form S-3 (File No. 333-146731).


Exhibit No. Description
----------- -----------

   99.1 Consolidated Financial Statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements).

   99.2 Historical Financial Statement Schedule of condensed financial information of The Bear Stearns Companies Inc. (Parent Company
            Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements).

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99.3 Unaudited Pro Forma Combined Financial Information of JPMorgan Chase &
     Co. and The Bear Stearns Companies Inc.

99.4 Unaudited Condensed Consolidated Financial Statements of The Bear Stearns Companies Inc. for the three months ended February 29, 2008 and February 28, 2007, including the Review Report of Independent Registered Public Accounting Firm dated April 14, 2008 (which report included explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109).

99.5 Consent of Deloitte & Touche LLP.

99.6 Letter Re: Unaudited Interim Financial Information.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:    /s/ Anthony J. Horan
       -------------------------
Name:  Anthony J. Horan
Title: Corporate Secretary

Dated: April 16, 2008

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits


Exhibit No. Description
----------- -----------
   99.1 Consolidated Financial Statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements).

   99.2 Historical Financial Statement Schedule of condensed financial information of The Bear Stearns Companies Inc. (Parent Company
            Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements).

   99.3 Unaudited Pro Forma Combined Financial Information of JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

   99.4 Unaudited Condensed Consolidated Financial Statements of The Bear Stearns Companies Inc. for the three months ended February 29, 2008 and February 28, 2007, including the Review Report of Independent Registered Public Accounting Firm dated April 14, 2008 (which report included explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109).

   99.5     Consent of Deloitte & Touche LLP.

   99.6     Letter Re: Unaudited Interim Financial Information.

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